--------------------------------------------------------------------------------
INTERNATIONAL REGIONAL
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Alliance All-Asia
Investment Fund

Annual Report
October 31, 2002

                               [GRAPHIC OMITTED]

                                        Alliance Capital [LOGO](R)
                                        The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
December 20, 2002

Dear Shareholder:

This report provides an update of the performance, investment strategy and outlook for Alliance All-Asia Investment Fund (the "Fund") for the annual reporting period ended October 31, 2002.

Investment Objective and Policies

This open-end fund seeks long-term capital appreciation. The Fund invests primarily in equity securities issued by companies based in Asia and the Pacific Region.

Investment Results

The following table shows the Fund's performance over the past six- and 12-month periods ended October 31, 2002. The table also provides performance data for the Fund's benchmark, the Morgan Stanley Capital International (MSCI) All Country
(AC) Asia Pacific Free Index, as well as the Lipper Pacific Region Funds Average (the "Lipper Average").

INVESTMENT RESULTS*
Periods Ended October 31, 2002

                                                        ------------------------
                                                              Total Returns
                                                        ------------------------
                                                        6 Months       12 Months
--------------------------------------------------------------------------------
   Alliance All-Asia Investment Fund
   Class A                                              -18.97%         -12.79%
--------------------------------------------------------------------------------
   Class B                                              -19.36%         -13.33%
--------------------------------------------------------------------------------
   Class C                                              -19.32%         -13.31%
--------------------------------------------------------------------------------
   MSCI AC Asia Pacific Free Index                      -16.13%          -6.83%
--------------------------------------------------------------------------------
   Lipper Pacific Region Funds Average                  -17.37%          -6.58%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of October 31, 2002. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses associated with this class. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Morgan Stanley Capital International (MSCI) All Country (AC) Asia Pacific Free Index is a free float-adjusted market capitalization index that measures the performance of both developed and emerging markets in 14 Asia Pacific region countries. The index reflects no fees or expenses. The unmanaged Lipper Pacific Region Funds Average (the "Lipper Average") consists of funds that concentrate their investments in equity securities with primary trading markets or operations concentrated in the Western Pacific Basin region or a single country within this region. The Lipper Average included 52 funds for both the six- and 12-month periods ended October 31, 2002. Funds in the Lipper Average generally have similar investment objectives to the Fund, although investment policies


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                                           ALLIANCE ALL-ASIA INVESTMENT FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      may differ. An investor cannot invest directly in an index or average, and their results are not indicative of any specific investment, including Alliance All-Asia Investment Fund.

      Additional investment results appear on pages 6-9.

Over the last year, Asian equity markets continued to be highly volatile due to the uncertain global economic outlook and ongoing corporate earnings downgrades. Against this backdrop, the Fund's Class A shares returned -12.79% for the 12-month period ended October 31, 2002, underperforming both its benchmark, the MSCI AC Asia Pacific Free Index, and the Lipper Average.

During the 12-month period under review, we continued to emphasize the Korean and Indian markets as securities in these countries offer the most attractive opportunities on a bottom-up basis. Our stock selection also led to a narrowing in our underweight position in Japanese equities, even as we trimmed our ownership of Taiwanese and Australian stocks. Also, the Fund had no exposure in Thailand, Indonesia and the Philippines due primarily to the uncertain economic and political environments.

In terms of the Fund's sector weights, we continued to hold an overweight position in information technology stocks matched by an underweight position in utilities, consumer discretionary and financial stocks. Overall, we believe that the market continued to prefer value stocks over their growth counterparts in an environment characterized by low economic and corporate earnings visibility. As a result, our bottom-up, growth-oriented investment approach caused the Fund to underperform the benchmark during the 12-month period.

Despite heightened market volatility and the ongoing debate about the timing and pace of recovery in the global economy, we remain cautiously optimistic about equities in Asia, particularly outside of Japan. Successful investment will hinge on careful stock selection more than ever before. As such, based on our bottom-up research process, we remain confident about the robust fundamentals and attractive valuations of our universe of stocks in Asia.

Economic Review and Outlook

In Japan, we believe that a rise in share prices would rekindle the vicious cycle caused by the complex and close links between share price levels and bank and corporate balance sheets. A positive scenario advocates that a large public fund infusion into the banking sector would prompt the delinquent loan disposal to progress, which would lift the stock market, leading the deflation to cease. Yet, this is not the case. The banking sector still holds stocks worth several trillion yen below the level of their capital stocks, which are classified


--------------------------------------------------------------------------------
2 o ALLIANCE ALL-ASIA INVESTMENT FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

as Tier-1 by the Bank of International Settlements (BIS) standard. Furthermore, the sale of the government's stock holdings along with corporate financing will also put selling pressure on the market.

Moreover, a thorough and effective resolution package in Japan is unlikely to be assembled this year given a lack of political leadership. In addition, the cyclical recovery of the economy since the beginning of the current year is expected to be the most short-lived among the expansion phases in the post-war era due to global slowdown.

On the other hand, corporate restructuring, including cost cutting and balance sheet refurbishment, has been progressing. As a result, corporations with strong management and products will be posting record high earnings this year in spite of a gloomy macro picture.

The outlook for the Asian economies is mixed and quite varied. Led by fiscal stimulus and robust domestic consumption, Korea, India and China should be able to record positive growth rates even in the absence of a broad-based global economic recovery. Hong Kong continues to suffer under a deflationary environment as asset prices continue to fall with excess supply and acute demand. Singapore and Taiwan are greatly dependent on exports, but the high cost-competitiveness of the electronics industry in Taiwan should help its cause. On the other hand, the South East Asian economies continue to look weak and fragile in the face of lingering domestic political and socioeconomic issues, as well as the poor external environment. The Australian economy continues to show resilient strength supported by rising housing starts and domestic consumption.

Portfolio Strategy and Outlook

We take full advantage of Alliance's global research team in making our investment decisions. In Asia, our in-house research teams are located in Tokyo, Hong Kong, Singapore, Sydney, Mumbai and Taipei. These teams keep in close contact with our U.S. and European research teams to exchange views and identify industry trends in advance. On the basis of our in-depth fundamental research and frequent contact with corporate management teams across the region, we try to identify undervalued companies in different sectors.

As of October 31, 2002, we were nearly fully invested in more than 60 companies located in seven countries across the region. The Fund's 10 largest holdings accounted for 34.0% of total net assets.

The Fund's country allocation is an outcome of stock selection based on our in-house analysts' company research. Based on bottom-up stock selection, at this point we are likely to


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                                           ALLIANCE ALL-ASIA INVESTMENT FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

maintain our overweight positions in Korea and India, and the underweight stance on Japanese, Australian and South East Asian markets. In Japan, the underlying assumption for the Fund's portfolio strategy is that the likelihood of a policy formulation that could possibly drive up the market by the end of the year is limited. Thus, we intend to maintain the Fund's underweight position in the Japanese financial sector for the foreseeable future. We are also selectively increasing the Fund's exposure in the Taiwan market as valuations begin to get more attractive following a sell-off over the last few months.

Regarding stock selection, we seek to identify companies with sound fundamentals, attractive valuations, strong management teams, and good corporate governance, with the help of our global research resources. We will continue to pick stocks that are either leveraged to demand growth in domestic markets, or have highly competitive cost bases and product or service offerings in a global context.

We appreciate your continued interest and investment in Alliance All-Asia Investment Fund and look forward to reporting to you again on the Fund's investment results.


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4 o ALLIANCE ALL-ASIA INVESTMENT FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Hiroshi Motoki

Hiroshi Motoki
Vice President


/s/ Manish Singhai

Manish Singhai
Vice President


/s/ David Poh

David Poh
Vice President

[PHOTO] John D. Carifa

[PHOTO] Hiroshi Motoki

[PHOTO] Manish Singhai

[PHOTO] David Poh

Portfolio Managers, Hiroshi Motoki, Manish Singhai and David Poh, have over 33 years of combined investment experience. Mr. Motoki is also Alliance's Director of Asian Equities.


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                                           ALLIANCE ALL-ASIA INVESTMENT FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE ALL-ASIA INVESTMENT FUND
GROWTH OF A $10,000 INVESTMENT
11/30/94* - 10/31/02

MSCI AC Asia Pacific Free Index:                $5,749
Lipper Pacific Region Funds Average:            $7,037
Alliance All-Asia Investment Fund Class A:      $5,157

 [THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

                   All-Asia           MCSCI AC Asia      Lipper Pacific Region
                Investment Fund     Pacific Free Index       Funds Average
-------------------------------------------------------------------------------
11/30/94*           $ 9,579              $10,000                $10,000
10/31/95            $10,010              $ 9,394                $10,081
10/31/96            $10,653              $ 9,614                $10,643
10/31/97            $ 7,499              $ 7,655                $ 7,836
10/31/98            $ 5,828              $ 6,472                $ 7,184
10/31/99            $10,404              $ 9,919                $11,715
10/31/00            $ 9,658              $ 8,608                $10,559
10/31/01            $ 5,913              $ 6,170                $ 7,657
10/31/02            $ 5,157              $ 5,749                $ 7,037


This chart illustrates the total value of an assumed $10,000 investment in Alliance All-Asia Investment Fund Class A shares (from 11/30/94* to 10/31/02) as compared to the performance of an appropriate broad-based index and the Lipper Pacific Regions Funds Average. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Morgan Stanley Capital International (MSCI) All Country (AC) Asia Pacific Free Index is a free float-adjusted market capitalization index that measures the performance of both developed and emerging markets in 14 Asia Pacific region countries. The unmanaged Lipper Pacific Region Funds Average (the "Lipper Average") reflects performance of 21 funds (based on the number of funds in the average from 11/30/94 to 10/31/02). These funds concentrate their investments in equity securities with primary trading markets or operations concentrated in the Western Pacific Basin region or a single country within this region. The Lipper Average generally has similar investment objectives to the Fund, although the investment policies for various funds included in the Lipper Average may differ.

When comparing Alliance All-Asia Investment Fund to the index and average shown above, you should note that no charges or expenses are reflected in the performance of the index. Lipper results include fees and expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance All-Asia Investment Fund.

*     Closest month-end after Fund's Class A share inception date of 11/28/94.


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6 o ALLIANCE ALL-ASIA INVESTMENT FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE ALL-ASIA INVESTMENT FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 10/31

                              [BAR CHART OMITTED]

          Alliance All-Asia Investment Fund--Yearly Periods Ended 10/31
--------------------------------------------------------------------------------
                            Alliance All-Asia           MSCI AC Asia
                             Investment Fund         Pacific Free Index
--------------------------------------------------------------------------------
      10/31/95*                    4.50%                   -6.77%
      10/31/96                     6.43%                    2.25%
      10/31/97                   -29.61%                  -20.17%
      10/31/98                   -22.28%                  -15.60%
      10/31/99                    78.50%                   54.22%
      10/31/00                    -7.17%                  -12.81%
      10/31/01                   -38.77%                  -28.38%
      10/31/02                   -12.79%                   -6.83%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the Fund's net asset value (NAV). Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for Class B, Class C and Advisor Class shares will vary due to different expenses associated with these classes. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period.

The unmanaged Morgan Stanley Capital International (MSCI) All Country (AC) Asia Pacific Free Index is a total return, capitalization-weighted index that measures the performance of stock markets in 14 Pacific region countries. The index reflects no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance All-Asia Investment Fund.

* The Fund's return for the period ended 10/31/95 is from the Fund's inception date of 11/28/94 through 10/31/95. The benchmark's return for the period ended 10/31/95 is from 11/30/94 through 10/31/95.


--------------------------------------------------------------------------------
                                           ALLIANCE ALL-ASIA INVESTMENT FUND o 7

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
October 31, 2002

INCEPTION DATES            PORTFOLIO STATISTICS

Class A Shares             Net Assets ($mil): $24.0
11/28/94                   Average Market Capitalization ($mil): $11,687
Class B Shares
11/28/94
Class C Shares
11/28/94

SECTOR BREAKDOWN

24.3% Technology
20.3% Finance
 9.1% Consumer Staples                  [PIE CHART OMITTED]
 8.9% Capital Goods
 8.4% Consumer Services
 6.2% Consumer Manufacturing
 5.6% Multi-Industry
 4.9% Health Care
 3.8% Energy
 3.7% Basic Industries
 2.6% Utilities
 2.2% Transportation

COUNTRY BREAKDOWN

61.8% Japan
12.2% Australia
10.6% South Korea                       [PIE CHART OMITTED]
 6.5% Hong Kong
 3.8% India
 2.9% Singapore
 2.2% Taiwan

All data as of October 31, 2002. The Fund's sector and country breakdowns are expressed as a percentage of total investments and may vary over time.


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8 o ALLIANCE ALL-ASIA INVESTMENT FUND

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2002

Class A Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
                 1 Year                   -12.79%                   -16.45%
                5 Years                    -7.22%                    -8.01%
        Since Inception*                   -7.51%                    -8.01%

Class B Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
                 1 Year                   -13.33%                   -16.80%
                5 Years                    -7.90%                    -7.90%
        Since Inception*                   -8.17%                    -8.17%

Class C Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
                 1 Year                   -13.31%                   -14.17%
                5 Years                    -7.89%                    -7.89%
        Since Inception*                   -8.15%                    -8.15%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (SEPTEMBER 30, 2002)

                                       Class A          Class B          Class C
                                        Shares           Shares           Shares
--------------------------------------------------------------------------------
         1 Year                        -12.02%          -12.49%           -9.53%
        5 Years                        -10.82%          -10.74%          -10.66%
Since Inception*                        -8.00%           -8.15%           -8.10%

The Fund's investment results represent average annual total returns. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with this class.

Substantially all of the Fund's assets will be invested in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Fund may invest all of its assets within a single region, which may present greater risk than investment in a more diversified fund.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception date for all classes: 11/28/94.


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                                           ALLIANCE ALL-ASIA INVESTMENT FUND o 9

--------------------
TEN LARGEST HOLDINGS
--------------------

TEN LARGEST HOLDINGS
October 31, 2002

                                                                      Percent of
Company                                                U.S. $ Value   Net Assets
--------------------------------------------------------------------------------
Takeda Chemical Industries, Ltd.--Mainly
   manufactures and sells pharmaceuticals,
   food supplements and chemical
   products like polyurethane. The
   company also produces food,
   agrochemicals and environment-related
   products, such as pollution detectors.
   company researches, develops and
   promotes the products through its
   related companies in the U.S., Europe
   and Asia.                                          $ 1,132,263         4.7%
--------------------------------------------------------------------------------
Samsung Electronics Co., Ltd.--
   Manufactures a wide range of consumer
   and industrial electronic equipment and
   products such as semiconductors,
   personal computers, peripherals,
   monitors, televisions and home
   appliances including air conditioners
   and ovens. The company also
   produces Internet access network
   systems and telecommunications
   equipment including mobile phones.                   1,105,354         4.6
--------------------------------------------------------------------------------
Canon, Inc.--Manufactures office, camera
   and video equipment. The company also
   produces and markets computer
   peripherals and manufactures aligners
   for semiconductor chip production,
   broadcasting lenses and medical
   equipment.                                           1,031,249         4.3
--------------------------------------------------------------------------------
Ricoh Co., Ltd.--Manufactures and
   markets office automation equipment,
   electronic devices and photographic
   instruments. The company's diverse
   product line includes facsimiles, image
   scanners, printers, digital cameras and
   personal computers, as well as a full
   range of analog, digital, color and
   diazo copiers.                                         927,928         3.9
--------------------------------------------------------------------------------
Bridgestone Corp.--Designs, produces
   and sells automobile tires. The company
   also produces and markets scales to
   weigh racing cars and jumbo aircrafts
   and sporting goods including golf
   equipment, tennis rackets and bicycles.
   The company operates its businesses
   worldwide.                                             783,875         3.3
--------------------------------------------------------------------------------


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10 o ALLIANCE ALL-ASIA INVESTMENT FUND

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

                                                                      Percent of
Company                                                U.S. $ Value   Net Assets
--------------------------------------------------------------------------------
Hoya Corp.--Manufactures electro-optics
   products such as photomasks for
   semiconductors, optical glasses,
   magnetic memory disks, eyeglasses,
   contact lenses, laser equipment and
   crystal products. The company
   develops information systems and
   operates staffing services.                        $   678,419         2.8%
--------------------------------------------------------------------------------
Mitsubishi Corp.--The company has
   business groups such as New Business
   Initiatives, IT & Electronics, Fuels, Metals,
   Machinery, Chemicals, Living Essentials
   and Professional Services. The company
   diversifies by satellite communications
   through a joint venture.                               673,212         2.8
--------------------------------------------------------------------------------
Kao Corp.--Manufactures household
   and chemical products. The company
   also produces cosmetics, laundry and
   cleaning products, hygiene products,
   fatty chemicals, edible oils and
   specialty chemicals.                                   661,642         2.8
--------------------------------------------------------------------------------
Funai Electric Co., Ltd.--Manufactures
   and sells audio-visual equipment such
   as television sets, videocassette
   recorders (VCRs) and digital versatile
   disk (DVD) players. The company also
   produces telecommunication equipment
   including inkjet printers and CD-R/RW
   (Recordable/Rewritable) drives. The
   company has its subsidiaries in the U.S.,
   China, Thailand, Germany, Mexico
   and Malaysia.                                          582,131         2.4
--------------------------------------------------------------------------------
Keyence Corp.--Develops, manufactures
   and sells sensors and measuring
   instruments used for factory automation
   and high technology hobby products.
   The company's products include fiber
   optic sensors, photoelectric sensors,
   programmable logic controllers, laser
   scan micrometers, bar code readers
   and radio-controlled model cars.                       578,366         2.4
--------------------------------------------------------------------------------
                                                      $ 8,154,439        34.0%


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                                          ALLIANCE ALL-ASIA INVESTMENT FUND o 11

----------------------
SECTOR DIVERSIFICATION
----------------------

SECTOR DIVERSIFICATION
October 31, 2002

                                                                    Percent of
                                                U.S. $ Value        Net Assets
--------------------------------------------------------------------------------
Basic Industries                                $    842,063            3.5%
--------------------------------------------------------------------------------
Capital Goods                                      2,057,136            8.6
--------------------------------------------------------------------------------
Consumer Manufacturing                             1,438,177            6.0
--------------------------------------------------------------------------------
Consumer Services                                  1,937,067            8.1
--------------------------------------------------------------------------------
Consumer Staples                                   2,085,986            8.7
--------------------------------------------------------------------------------
Energy                                               869,309            3.6
--------------------------------------------------------------------------------
Finance                                            4,670,006           19.4
--------------------------------------------------------------------------------
Health Care                                        1,132,263            4.7
--------------------------------------------------------------------------------
Multi-Industry                                     1,293,312            5.4
--------------------------------------------------------------------------------
Technology                                         5,609,809           23.4
--------------------------------------------------------------------------------
Transportation                                       515,103            2.1
--------------------------------------------------------------------------------
Utilities                                            599,763            2.5
--------------------------------------------------------------------------------
Total Investments                                 23,049,994           96.0
--------------------------------------------------------------------------------
Cash and receivables, net of liabilities             963,886            4.0
--------------------------------------------------------------------------------
Net Assets                                      $ 24,013,880          100.0%
--------------------------------------------------------------------------------


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12 o ALLIANCE ALL-ASIA INVESTMENT FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
October 31, 2002

Company                                                    Shares   U.S. $ Value
--------------------------------------------------------------------------------

Common Stocks-96.0%
Australia-11.7%
BHP Billiton, Ltd. .................................       101,920   $   548,071
Commonwealth Bank of Australia .....................        25,172       424,664
Macquarie Bank, Ltd. ...............................        10,687       135,458
National Australia Bank, Ltd. ......................        23,102       440,639
News Corp., Ltd. ...................................        57,694       340,664
Rio Tinto, Ltd. ....................................        14,580       258,513
Wesfarmers, Ltd. ...................................        19,679       287,765
Westpac Banking Corp., Ltd. ........................        31,866       251,113
Woodside Petroleum, Ltd. ...........................        20,191       134,684
                                                                     -----------
                                                                       2,821,571
                                                                     -----------
Hong Kong-6.2%
Cheung Kong Holdings, Ltd. .........................        17,000       112,798
CNOOC, Ltd. ........................................       150,000       186,554
Dah Sing Financial Group ...........................        10,700        49,800
Hong Kong Electric Holdings, Ltd. ..................        79,000       321,091
Hutchison Whampoa, Ltd. ............................        54,000       332,335
Johnson Electric Holdings, Ltd. ....................       240,500       254,396
Sun Hung Kai Properties, Ltd. ......................        18,000       112,163
Wing Hang Bank, Ltd. ...............................        38,000       121,805
                                                                     -----------
                                                                       1,490,942
                                                                     -----------
India-3.6%
Bharti Tele-Ventures, Ltd.(a) ......................       350,000       188,974
Digital Equipment, Ltd. ............................        21,000       220,947
Infosys Technologies, Ltd. .........................         2,000       156,715
Tata Engineering & Locomotive Co., Ltd.(a) .........       100,000       299,338
                                                                     -----------
                                                                         865,974
                                                                     -----------
Japan-59.3%
Ajinomoto Co., Inc. ................................        30,000       307,272
Bank of Fukuoka, Ltd. ..............................        82,000       302,009
Bridgestone Corp. ..................................        63,000       783,875
Canon, Inc. ........................................        28,000     1,031,249
East Japan Railway Co. .............................            57       259,165
Funai Electric Co., Ltd. ...........................         5,400       582,131
Honda Motor Co., Ltd. ..............................         4,900       175,278
Hoya Corp. .........................................         9,900       678,419
ITO EN, Ltd. .......................................        14,100       448,075
Kao Corp. ..........................................        29,000       661,642
KDDI Corp. .........................................            95       278,672
Keyence Corp. ......................................         3,500       578,366
Konami Corp. .......................................        13,300       316,447
Kose Corp. .........................................        12,340       381,085
Kyocera Corp. ......................................         2,900       170,609
Mitsubishi Corp. ...................................       108,000       673,212
Mitsubishi Tokyo Financial Group, Inc. .............            50       325,525
Nidec Corp. ........................................         7,200       434,141
Nitto Denko Corp. ..................................        17,000       447,423


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-ASIA INVESTMENT FUND o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                    Shares   U.S. $ Value
--------------------------------------------------------------------------------

Nomura Holdings, Inc. ..............................        45,000   $   517,010
Ricoh Co., Ltd. ....................................        52,000       927,928
Rohm Co., Ltd. .....................................         3,500       440,049
Sega Corp.(a) ......................................        33,300       401,581
Shin-Etsu Chemical Co., Ltd. .......................        15,300       471,249
Sumitomo Trust & Banking Co., Ltd. .................       124,000       565,818
Takeda Chemical Industries, Ltd. ...................        27,300     1,132,263
Toyota Motor Corp. .................................         7,400       179,686
UFJ Holdings, Inc.(a) ..............................           156       235,160
Uni-Charm Corp. ....................................         7,800       287,912
Yamato Transport Co., Ltd. .........................        18,000       255,938
                                                                     -----------
                                                                      14,249,189
                                                                     -----------
Singapore-2.8%
City Developments, Ltd. ............................       139,000       368,149
United Overseas Bank, Ltd. .........................        39,000       295,756
                                                                     -----------
                                                                         663,905
                                                                     -----------
South Korea-10.2%
CJ Home Shopping(a) ................................         1,597        66,569
Hyundai Mobis ......................................         5,500       122,946
Kookmin Bank .......................................        12,420       412,139
POSCO ..............................................         1,200       112,301
Samsung Electronics Co., Ltd. ......................         3,920     1,105,354
Shinsegae Co., Ltd. ................................           830       111,594
SK Telecom Co., Ltd. ...............................         2,780       511,238
                                                                     -----------
                                                                       2,442,141
                                                                     -----------
Taiwan-2.2%
Hon Hai Precision Industry Co., Ltd. ...............        59,750       216,099
Taiwan Semiconductor Manufacturing Co., Ltd.(a) ....       224,000       300,173
                                                                     -----------
                                                                         516,272
                                                                     -----------
Total Investments-96.0%
   (cost $22,776,911) ..............................                  23,049,994
Other assets less liabilities-4.0% .................                     963,886
                                                                     -----------
Net Assets-100% ....................................                 $24,013,880
                                                                     ===========

(a)   Non-income producing security.

      See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE ALL-ASIA INVESTMENT FUND

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
October 31, 2002

Assets
Investments in securities, at value (cost $22,776,911) .........   $ 23,049,994
Cash ...........................................................        556,920
Foreign cash, at value (cost $70,853) ..........................         70,936
Receivable for investment securities sold and foreign
   currency contracts ..........................................      2,732,389
Receivable for capital stock sold ..............................        171,934
Dividends and interest receivable ..............................         31,588
Receivable from Adviser ........................................         17,255
                                                                   ------------
Total assets ...................................................     26,631,016
                                                                   ------------
Liabilities
Payable for capital stock redeemed .............................      1,363,862
Payable for investment securities purchased and foreign
   currency contracts ..........................................      1,051,806
Distribution fee payable .......................................         13,481
Accrued expenses ...............................................        187,987
                                                                   ------------
Total liabilities ..............................................      2,617,136
                                                                   ------------
Net Assets .....................................................   $ 24,013,880
                                                                   ============
Composition of Net Assets
Capital stock, at par ..........................................   $      5,435
Additional paid-in capital .....................................     47,761,371
Accumulated net realized loss on investment and foreign
   currency transactions .......................................    (24,025,955)
Net unrealized appreciation of investments and foreign
   currency denominated assets and liabilities .................        273,029
                                                                   ------------
                                                                   $ 24,013,880
                                                                   ============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($8,168,134/1,786,289 shares of capital stock issued
   and outstanding) ............................................           $4.57
Sales charge--4.25% of public offering price ...................             .20
                                                                           -----
Maximum offering price .........................................           $4.77
                                                                           =====
Class B Shares
Net asset value and offering price per share
   ($10,512,478/2,451,507 shares of capital stock issued
   and outstanding) ............................................           $4.29
                                                                           =====
Class C Shares
Net asset value and offering price per share
   ($2,805,469/651,739 shares of capital stock issued
   and outstanding) ............................................           $4.30
                                                                           =====
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($2,527,799/545,349 shares of capital stock issued
   and outstanding) ............................................           $4.64
                                                                           =====

See notes to financial statements.


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-ASIA INVESTMENT FUND o 15

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Year Ended October 31, 2002

Investment Income
Dividends (net of foreign taxes
   withheld of $32,187) ...........................   $   281,532
Interest ..........................................        15,712   $   297,244
                                                      -----------
Expenses
Advisory fee ......................................       295,770
Distribution fee--Class A .........................        28,136
Distribution fee--Class B .........................       133,356
Distribution fee--Class C .........................        37,142
Custodian .........................................       307,238
Transfer agency ...................................       247,522
Audit and legal ...................................       114,259
Printing ..........................................        74,829
Registration ......................................        60,081
Directors' fees ...................................        45,000
Administrative ....................................        44,365
Miscellaneous .....................................         4,131
                                                      -----------
Total expenses ....................................     1,391,829
Less: expenses waived and reimbursed by
   the Adviser (see Note B) .......................      (394,616)
                                                      -----------
Net expenses ......................................                     997,213
                                                                    -----------
Net investment loss ...............................                    (699,969)
                                                                    -----------
Realized and Unrealized Gain (Loss) on
Investment and Foreign Currency
Transactions
Net realized loss on investment
   transactions ...................................                  (3,381,798)
Net realized loss on foreign currency
   transactions ...................................                     (37,893)
Net change in unrealized
   appreciation/depreciation of:
   Investments ....................................                   2,151,286
   Foreign currency denominated assets
      and liabilities .............................                       1,871
                                                                    -----------
Net loss on investment and foreign currency
   transactions ...................................                  (1,266,534)
                                                                    -----------
Net Decrease in Net Assets
   from Operations ................................                 $(1,966,503)
                                                                    ===========

See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE ALL-ASIA INVESTMENT FUND

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                 Year Ended      Year Ended
                                                 October 31,     October 31,
                                                    2002            2001
                                                ============    ============
Increase (Decrease) in Net Assets
from Operations
Net investment loss .........................   $   (699,969)   $ (1,254,876)
Net realized loss on investment and foreign
   currency transactions ....................     (3,419,691)    (19,912,476)
Net change in unrealized
   appreciation/depreciation of investments
   and foreign currency denominated assets
   and liabilities ..........................      2,153,157        (736,165)
                                                ------------    ------------
Net decrease in net assets from operations ..     (1,966,503)    (21,903,517)
Distributions to Shareholders from
Net realized gain on investment and foreign
   currency transactions
   Class A ..................................            -0-      (2,231,455)
   Class B ..................................            -0-      (3,780,885)
   Class C ..................................            -0-      (1,104,565)
   Advisor Class ............................            -0-        (694,168)
Distributions in excess of net realized gains
   Class A ..................................            -0-        (220,014)
   Class B ..................................            -0-        (372,782)
   Class C ..................................            -0-        (108,907)
   Advisor Class ............................            -0-         (68,443)
Capital Stock Transactions
Net decrease ................................     (4,727,802)    (11,608,970)
                                                ------------    ------------
Total decrease ..............................     (6,694,305)    (42,093,706)
Net Assets
Beginning of period .........................     30,708,185      72,801,891
                                                ------------    ------------
End of period ...............................   $ 24,013,880    $ 30,708,185
                                                ============    ============

See notes to financial statements.


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-ASIA INVESTMENT FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
October 31, 2002

NOTE A

Significant Accounting Policies

Alliance All-Asia Investment Fund, Inc. (the "Fund") was organized as a Maryland corporation on September 21, 1994 and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25%. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1.00% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on the Nasdaq Stock Market, Inc. are generally valued at the last reported sale price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, (but excluding securities traded on the Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.


--------------------------------------------------------------------------------
18 o ALLIANCE ALL-ASIA INVESTMENT FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of investments and foreign currency contracts, the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares. Advisor Class shares also have no distribution fees.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to foreign currency transactions and net operating losses, resulted in a net increase in accumulated net realized loss


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-ASIA INVESTMENT FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

on investments and foreign currency transactions, a decrease in accumulated net investment loss and a corresponding net decrease in additional paid in capital. This reclassification had no effect on net assets.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under an investment advisory agreement, the Fund pays Alliance Capital Management L.P. ("the Adviser") an advisory fee at an annual rate of 1% of the Fund's average daily net assets. Such fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 3.00%, 3.70%, 3.70% and 2.70% of the daily average net assets for the Class A, Class B, Class C and Advisor Class shares, respectively. For the year ended October 31, 2002, such waivers and reimbursement amounted to $350,251.

Under the terms of an Administrative Agreement, the Fund pays Alliance Capital Management L.P. (the "Administrator") a monthly fee equal to the annualized rate of .15 of 1% of the Fund's average daily net assets. For the year ended October 31, 2002, the Adviser agreed to waive its fees. Such waiver amounted to $44,365.

The Administrator provides administrative functions to the Fund as well as other clerical services. The Administrator also prepares financial and regulatory reports for the Fund.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $140,986 for the year ended October 31, 2002.

For the year ended October 31, 2002, the Fund's expenses were reduced by $572 under an expense offset arrangement with AGIS.

Alliance Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $16,376 from the sales of Class A shares and $479, $28,550 and $5,438 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2002.

Brokerage commissions paid on investment transactions for the year ended October 31, 2002, amounted to $224,604, none of which was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and


--------------------------------------------------------------------------------
20 o ALLIANCE ALL-ASIA INVESTMENT FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $3,827,772 and $758,029 for Class B and Class C shares respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term and U.S. government obligations) aggregated $58,189,514 and $63,446,614, respectively, for the year ended October 31, 2002. There were no purchases or sales of U.S. government or government agency obligations for the year ended October 31, 2002.

At October 31, 2002, the cost of investments for federal income tax purposes was $23,568,043. Accordingly, gross unrealized appreciation of investments was $1,530,337 and gross unrealized depreciation of investments was $1,012,288 resulting in net unrealized depreciation of $518,049 (excluding foreign currency transactions).

Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. There were no forward currency contracts outstanding at October 31, 2002.


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-ASIA INVESTMENT FUND o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE E

Distributions To Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2002 and October 31, 2001 were as follows:

                                                           2002          2001
Distributions paid from:
   Net long term capital gains .....................    $      -0-    $8,581,219
                                                        ----------    ----------
Total taxable distributions ........................           -0-     8,581,219
                                                        ----------    ----------
Total distributions paid ...........................    $      -0-    $8,581,219
                                                        ----------    ----------

As of October 31, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses ...................        $(23,234,823)(a)
Unrealized appreciation/(depreciation) .................            (518,103)(b)
                                                                ------------
Total accumulated earnings/(deficit) ...................        $(23,752,926)
                                                                ------------

(a) On October 31, 2002, the Fund had a net capital loss carryforward of $23,234,823 of which $19,483,664 expires in the year 2009 and $3,751,159 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE F

Capital Stock

There are 12,000,000,000 shares of $0.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class. Each class consists of 3,000,000,000 authorized shares.

Transactions in capital stock were as follows:

                      --------------------------   -----------------------------
                                Shares                        Amount
                      --------------------------   -----------------------------
                      Year Ended     Year Ended     Year Ended      Year Ended
                      October 31,    October 31,    October 31,     October 31,
                            2002           2001           2002            2001
                      ----------------------------------------------------------
Class A
Shares sold            9,860,667     10,606,053    $ 50,758,084    $ 69,665,873
--------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions             -0-        247,105             -0-       2,046,027
--------------------------------------------------------------------------------
Shares converted
   from Class B           51,118          3,241         269,713          20,799
--------------------------------------------------------------------------------
Shares redeemed       (9,963,036)   (11,122,927)    (51,972,086)    (74,120,196)
--------------------------------------------------------------------------------
Net decrease             (51,251)      (266,528)   $   (944,289)   $ (2,387,497)
================================================================================


--------------------------------------------------------------------------------
22 o ALLIANCE ALL-ASIA INVESTMENT FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

                      --------------------------   -----------------------------
                                Shares                        Amount
                      --------------------------   -----------------------------
                      Year Ended     Year Ended     Year Ended      Year Ended
                      October 31,    October 31,    October 31,     October 31,
                            2002           2001           2002            2001
                      ----------------------------------------------------------
Class B
Shares sold             4,176,162     2,434,788    $ 20,434,645    $ 15,157,679
--------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions              -0-       492,191             -0-       3,878,466
--------------------------------------------------------------------------------
Shares converted
   to Class A             (54,192)       (3,412)       (269,713)        (20,799)
--------------------------------------------------------------------------------
Shares redeemed        (4,625,718)   (3,829,569)    (22,841,093)    (24,639,368)
--------------------------------------------------------------------------------
Net decrease             (503,748)     (906,002)   $ (2,676,161)   $ (5,624,022)
================================================================================

Class C
Shares sold            11,499,183     3,019,071    $ 55,039,799    $ 18,358,191
--------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions              -0-       143,283             -0-       1,131,940
--------------------------------------------------------------------------------
Shares redeemed       (11,591,725)   (3,628,302)    (56,180,392)    (22,862,419)
--------------------------------------------------------------------------------
Net decrease              (92,542)     (465,948)   $ (1,140,593)   $ (3,372,288)
================================================================================

Advisor Class
Shares sold             2,517,078     3,880,895    $ 13,103,383    $ 26,769,792
--------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions              -0-        85,178             -0-         713,788
--------------------------------------------------------------------------------
Shares redeemed        (2,486,831)   (3,976,222)    (13,070,142)    (27,708,743)
--------------------------------------------------------------------------------
Net increase
   (decrease)              30,247       (10,149)   $     33,241    $   (225,163)
================================================================================

NOTE G

Concentration of Risk

Investing in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of United States companies. The securities markets of many Asian countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Fund's investment portfolio may experience greater price volatility and significantly lower liquidity than a portfolio invested in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-ASIA INVESTMENT FUND o 23

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide for short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2002.


--------------------------------------------------------------------------------
24 o ALLIANCE ALL-ASIA INVESTMENT FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                  ------------------------------------------------------------------------------------
                                                                       Class A
                                  ------------------------------------------------------------------------------------
                                                               Year Ended October 31,
                                  ------------------------------------------------------------------------------------
                                      2002             2001             2000              1999              1998
                                  ------------------------------------------------------------------------------------
Net asset value,
  beginning of period .........   $     5.24       $     9.71       $    10.46        $     5.86        $     7.54
                                  ------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a) ........         (.11)(b)         (.15)(b)         (.19)             (.10)(b)          (.10)(b)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions ................         (.56)           (3.21)            (.56)             4.70             (1.58)
                                  ------------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..................         (.67)           (3.36)            (.75)             4.60             (1.68)
                                  ------------------------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains on
  investment and foreign
  currency transactions .......          -0-            (1.01)             -0-               -0-               -0-
Distributions in excess of
  net realized gains ..........          -0-             (.10)             -0-               -0-               -0-
                                  ------------------------------------------------------------------------------------
Total distributions ...........          -0-            (1.11)             -0-               -0-               -0-
                                  ------------------------------------------------------------------------------------
Net asset value,
  end of period ...............   $     4.57       $     5.24       $     9.71        $    10.46        $     5.86
                                  ====================================================================================
Total Return
Total investment return based
  on net asset value(c) .......       (12.79)%         (38.77)%          (7.17)%           78.50%           (22.28)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............   $    8,168       $    9,637       $   20,436        $   40,040        $    3,778
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements ............         3.00%            3.00%            2.35%(d)          2.45%(d)          3.74%(d)
  Expenses, before waivers/
    reimbursements ............         4.26%            3.19%            2.35%             2.93%             4.63%
  Expenses, before waivers/
    reimbursements
    excluding interest
    expense ...................         4.26%            3.19%            2.30%(e)          2.93%             4.63%
  Net investment loss,
    net of waivers/
    reimbursements ............        (1.99)%          (2.20)%          (1.51)%           (1.20)%           (1.50)%
Portfolio turnover rate .......          207%             150%             153%              119%               93%

See footnote summary on page 29.


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-ASIA INVESTMENT FUND o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                  ------------------------------------------------------------------------------------
                                                                       Class B
                                  ------------------------------------------------------------------------------------
                                                               Year Ended October 31,
                                  ------------------------------------------------------------------------------------
                                      2002             2001             2000              1999              1998
                                  ------------------------------------------------------------------------------------
Net asset value,
  beginning of period .........   $     4.95       $     9.30       $    10.09        $     5.71        $     7.39
                                  ------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a) ........         (.13)(b)         (.18)(b)         (.29)             (.18)(b)          (.14)(b)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions ................         (.53)           (3.06)            (.50)             4.56             (1.54)
                                  ------------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..................         (.66)           (3.24)            (.79)             4.38             (1.68)
                                  ------------------------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains on
  investment and foreign
  currency transactions .......          -0-            (1.01)             -0-               -0-               -0-
Distributions in excess of
  net realized gains ..........          -0-             (.10)             -0-               -0-               -0-
                                  ------------------------------------------------------------------------------------
Total distributions ...........          -0-            (1.11)             -0-               -0-               -0-
                                  ------------------------------------------------------------------------------------
Net asset value,
  end of period ...............   $     4.29       $     4.95       $     9.30        $    10.09        $     5.71
                                  ====================================================================================
Total Return
Total investment return based
  on net asset value(c) .......       (13.33)%         (39.25)%          (7.83)%           76.71%           (22.73)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............   $   10,513       $   14,640       $   35,927        $   38,108        $    8,844
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements ............         3.70%            3.70%            3.18%(d)          3.48%(d)          4.49%(d)
  Expenses, before waivers/
    reimbursements ............         5.11%            4.00%            3.18%             3.96%             5.39%
  Expenses, before waivers/
    reimbursements
    excluding interest
    expense ...................         5.11%            4.00%            3.13%(e)          3.96%             5.39%
  Net investment loss,
    net of waivers/
    reimbursements ............        (2.69)%          (2.94)%          (2.32)%           (2.31)%           (2.22)%
Portfolio turnover rate .......          207%             150%             153%              119%               93%

See footnote summary on page 29.


--------------------------------------------------------------------------------
26 o ALLIANCE ALL-ASIA INVESTMENT FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                  ------------------------------------------------------------------------------------
                                                                       Class C
                                  ------------------------------------------------------------------------------------
                                                               Year Ended October 31,
                                  ------------------------------------------------------------------------------------
                                      2002             2001             2000              1999              1998
                                  ------------------------------------------------------------------------------------
Net asset value,
  beginning of period .........   $     4.96       $     9.32       $    10.12        $     5.72        $     7.40
                                  ------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a) ........         (.14)(b)         (.18)(b)         (.29)             (.18)(b)          (.14)(b)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions ................         (.52)           (3.07)            (.51)             4.58             (1.54)
                                  ------------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..................         (.66)           (3.25)            (.80)             4.40             (1.68)
                                  ------------------------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains on
  investment and foreign
  currency transactions .......          -0-            (1.01)             -0-               -0-               -0-
Distributions in excess of
  net realized gains ..........          -0-             (.10)             -0-               -0-               -0-
                                  ------------------------------------------------------------------------------------
Total distributions ...........          -0-            (1.11)             -0-               -0-               -0-
                                  ------------------------------------------------------------------------------------
Net asset value,
  end of period ...............   $     4.30       $     4.96       $     9.32        $    10.12        $     5.72
                                  ====================================================================================
Total Return
Total investment return based
  on net asset value(c) .......       (13.31)%         (39.28)%          (7.90)%           76.92%           (22.70)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............   $    2,805       $    3,695       $   11,284        $   10,060        $    1,717
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements ............         3.70%            3.70%            3.18%(d)          3.41%(d)          4.48%(d)
  Expenses, before waivers/
    reimbursements ............         5.00%            3.94%            3.18%             3.89%             5.42%
  Expenses, before waivers/
    reimbursements
    excluding interest
    expense ...................         5.00%            3.94%            3.13%(e)          3.89%             5.42%
  Net investment loss,
    net of waivers/
    reimbursements ............        (2.74)%          (2.93)%          (2.31)%           (2.21)%           (2.20)%
Portfolio turnover rate .......          207%             150%             153%              119%               93%

See footnote summary on page 29.


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-ASIA INVESTMENT FUND o 27

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                  ------------------------------------------------------------------------------------
                                                                   Advisor Class
                                  ------------------------------------------------------------------------------------
                                                               Year Ended October 31,
                                  ------------------------------------------------------------------------------------
                                      2002             2001             2000              1999              1998
                                  ------------------------------------------------------------------------------------
Net asset value,
  beginning of period .........   $     5.31       $     9.81       $    10.54        $     5.90        $     7.56
                                  ------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a) ........         (.09)(b)         (.12)(b)         (.17)             (.10)(b)          (.08)(b)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions ................         (.58)           (3.27)            (.56)             4.74             (1.58)
                                  ------------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..................         (.67)           (3.39)            (.73)             4.64             (1.66)
                                  ------------------------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains on
  investment and foreign
  currency transactions .......          -0-            (1.01)             -0-               -0-               -0-
Distributions in excess of
  net realized gains ..........          -0-             (.10)             -0-               -0-               -0-
                                  ------------------------------------------------------------------------------------
Total distributions ...........          -0-            (1.11)             -0-               -0-               -0-
                                  ------------------------------------------------------------------------------------
Net asset value,
  end of period ...............   $     4.64       $     5.31       $     9.81        $    10.54        $     5.90
                                  ====================================================================================
Total Return
Total investment return based
  on net asset value(c) .......       (12.62)%         (38.68)%          (6.93)%           78.64%           (21.96)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............   $    2,528       $    2,736       $    5,155        $    4,746        $    2,012
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements ............         2.70%            2.70%            2.19%(d)          2.45%(d)          3.46%(d)
  Expenses, before waivers/
    reimbursements ............         3.96%            2.89%            2.19%             2.93%             4.39%
  Expenses, before waivers/
    reimbursements
    excluding interest
    expense ...................         3.96%            2.89%            2.14%(e)          2.93%             4.39%
  Net investment loss,
    net of waivers/
    reimbursements ............        (1.69)%          (1.90)%          (1.31)%           (1.33)%           (1.22)%
Portfolio turnover rate .......          207%             150%             153%              119%               93%

See footnote summary on page 29.


--------------------------------------------------------------------------------
28 o ALLIANCE ALL-ASIA INVESTMENT FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

(a)   Based on average shares outstanding.

(b)   Net of expenses waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

                               Year Ended October 31,
                             --------------------------
                                2000    1999    1998
                             --------------------------
      Class A.............      2.34%   2.43%   3.70%
      Class B.............      3.17%   3.46%   4.44%
      Class C.............      3.16%   3.39%   4.44%
      Advisor Class.......      2.18%   2.43%   3.41%

(e)   Net of interest expense of .04 % on credit facility. (see Note H)


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-ASIA INVESTMENT FUND o 29

---------------------------
REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS
---------------------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of Alliance All-Asia Investment Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Alliance All-Asia Investment Fund, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance All-Asia Investment Fund, Inc. at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
December 16, 2002


--------------------------------------------------------------------------------
30 o ALLIANCE ALL-ASIA INVESTMENT FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

earnings

Revenues minus cost of sales, operating expenses, and taxes, over a given period of time. Earnings are often the most important determinant of a company's stock price.

equity

Another term for stock.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.

share

A unit which represents ownership in a mutual fund or stock.


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-ASIA INVESTMENT FUND o 31

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $369 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 600 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 9/30/02.


--------------------------------------------------------------------------------
32 o ALLIANCE ALL-ASIA INVESTMENT FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 7:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Web Site at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-ASIA INVESTMENT FUND o 33

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
David H. Dievler(1)
John H. Dobkin(1)
W.H. Henderson(1)
Stig Host(1)
Alan Stoga(1)

OFFICERS

Thomas J. Bardong, Vice President
Russell Brody, Vice President
Hiroshi Motoki, Vice President
David Poh, Vice President
Manish Singhai, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Auditors
Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
34 o ALLIANCE ALL-ASIA INVESTMENT FUND

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                                     PORTFOLIOS
                                                                                                       IN FUND             OTHER
NAME, AGE OF DIRECTOR,                                   PRINCIPAL                                     COMPLEX         DIRECTORSHIPS
     ADDRESS                                           OCCUPATION(S)                                 OVERSEEN BY          HELD BY
(YEARS OF SERVICE*)                                 DURING PAST 5 YEARS                               DIRECTOR           DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR
John D. Carifa,** 57        President, Chief Operating Officer and a Director of Alliance Capital       114                None
1345 Avenue of the          Management Corporation ("ACMC"), with which he has been associated
Americas                    since prior to 1997.
New York, NY 10105
(8)

DISINTERESTED DIRECTORS
David H. Dievler,#+ 73      Independent consultant. Until December 1994, Senior Vice President of        98                None
P.O. Box 167                ACMC responsible for mutual fund administration. Prior to joining ACMC
Spring Lake, NJ 07762 (8)   in 1984, Chief Financial Officer of Eberstadt Asset Management since
                            1968. Prior to that, Senior Manager at Price Waterhouse & Co. Member of American Institute of Certified Public Accountants since 1953.

John H. Dobkin,#+ 60        Consultant. Formerly a Senior Advisor from June 1999 - June 2000 and         94                None
P.O. Box 12                 President of Historic Hudson Valley from December 1989 - May 1999.
Annandale, NY 12504 (8)     Previously, Director of the National Academy of Design. During
                            1988-92, Director and Chairman of the Audit Committee of ACMC.

W. H. Henderson, #+ 75      Joined the Royal Dutch/Shell Group in 1948 and served in Singapore,           2                None
Quarrey House,              Japan, South Africa, Hong Kong and London. The greater part of his
Charlton Horethorne         service was in Japan and between 1969 and 1972 he was Managing
Sherborne, Dorset           Director and Chief Executive Officer of the Shell Company of Hong Kong
DT9 4NY, England (8)        Limited. Mr. Henderson retired from the Royal Dutch/Shell Group in
                            1974 in order to establish his own oil and gas consultancy business.
                            Mr. Henderson is currently a Director of a number of investment companies.


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-ASIA INVESTMENT FUND o 35

----------------------
MANAGEMENT OF THE FUND
----------------------

                                                                                                     PORTFOLIOS
                                                                                                       IN FUND             OTHER
NAME, AGE OF DIRECTOR,                                   PRINCIPAL                                     COMPLEX         DIRECTORSHIPS
     ADDRESS                                           OCCUPATION(S)                                 OVERSEEN BY          HELD BY
(YEARS OF SERVICE*)                                 DURING PAST 5 YEARS                               DIRECTOR           DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Stig Host, #+ 76            Chairman and Chief Executive Officer of International Energy Corp.            2                None
103 Oneida Drive            (oil and gas exploration), with which he has been associated since
Greenwich,CT 06830 (8)      prior to 1997. He is also Chairman and Director of Kriti Exploration,
                            Inc. (oil and gas exploration and production), Chairman of Kriti
                            Properties and Development Corporation (real estate), Chairman of
                            International Marine Sales, Inc. (marine fuels), a Director of Florida
                            Fuels, Inc. (marine fuels) and President of Alexander Host Foundation.

Alan Stoga, #+ 51           President of Zemi Communications,  L.L.C. since prior to 1997. He is          2                None
Zemi Communications         a member of the Board of Directors of Tinker Foundation, the Americas
99 Madison Avenue           Society (Vice Chairman), Council of the Americas, Claremont Graduate
New York, NY 10016 (8)      University School of Politics and Economics, the Center for Global
                            Finance of the Lubin School of Business and Argentine American Chamber
                            of Commerce (President). Formerly, he was President of Zemi
                            Investments from 1995 through 1998 and Managing Director of Kissinger
                            Associates, Inc. from 1984 through 1996.

*     There is no stated term of office for the Fund's Directors.

** Mr. Carifa is an "interested person", as defined in the 1940 Act, of the Fund because of an affiliation with Alliance.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.


--------------------------------------------------------------------------------
36 o ALLIANCE ALL-ASIA INVESTMENT FUND

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

OFFICER INFORMATION

Certain information concerning the Fund's Officers is listed below.

                          Position(s)           Principal Occupation
Name, Address* and Age   Held with Fund         During Past 5 Years**
--------------------------------------------------------------------------------
John D. Carifa, 57          Chairman & President   See biography above.

Thomas J. Bardong, 57       Vice President         Senior Vice President of
                                                   ACMC, with which he has been
                                                   associated since prior to
                                                   1997.

Russell Brody, 36           Vice President         Vice President of ACMC, with
                                                   which he has been associated
                                                   since prior to 1997.

Hiroshi Motoki, 46          Vice President         Senior Vice President, a
                                                   Portfolio Manager and
                                                   Director of Asian Equities of
                                                   ACMC.** Prior thereto he was
                                                   a Japanese Technology/Auto
                                                   Analyst for ACMC with which
                                                   he has been associated since
                                                   prior to 1997.

David Poh, 36               Vice President         Vice President of ACMC, **
                                                   with which he has been
                                                   associated since 1998. Prior
                                                   thereto he was an investment
                                                   analyst at the United
                                                   Overseas Bank Asset
                                                   Management in Singapore for
                                                   three years since prior to
                                                   1997.

Manish Singhai, 32          Vice President         Vice President of ACMC, **
                                                   and an Emerging Markets
                                                   Equity Analyst and Portfolio
                                                   Manager. Prior to joining
                                                   ACMC in 1998, he was with
                                                   Caspian Securities Ltd. as
                                                   the Head of Asian
                                                   Telecommunications Research.
                                                   Previously, Mr. Singhai
                                                   worked for ABN AMRO Hoare
                                                   Govett Securities as an
                                                   Equity Research Analyst since
                                                   prior to 1997.

Edmund P. Bergan, Jr., 52   Secretary              Senior Vice President and the
                                                   General Counsel of Alliance
                                                   Fund Distributors, Inc.
                                                   ("AFD") and Alliance Global
                                                   Investor Services, Inc.
                                                   ("AGIS"), with which he has
                                                   been associated since prior
                                                   to 1997.

Mark D. Gersten, 52         Treasurer and Chief    Senior Vice President of
                            Financial Officer      AGIS, with which he has been
                                                   associated since prior to
                                                   1997.

Vincent S. Noto, 38         Controller             Vice President of AGIS, with
                                                   which he has been associated
                                                   since prior to 1997.


* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AFD, and AGIS are affiliates of the Fund.

      The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.


--------------------------------------------------------------------------------
                                          ALLIANCE ALL-ASIA INVESTMENT FUND o 37

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small CapValue Fund
Utility Income Fund
Value Fund

AllianceBernstein Blended Style Series

U.S. Large Cap Portfolio

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Taxable Bond Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


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40 o ALLIANCE ALL-ASIA INVESTMENT FUND
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Alliance All-Asia Investment Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

AAFAR1002